EXCELSIOR FUNDS, INC. International Fund Supplement dated July 6, 2007 Equity Funds Prospectus, dated July 1, 2007	EXCELSIOR FUNDS TRUST International Equity Fund Supplement dated July 6, 2007 Institutional Shares Prospectus, dated July 1, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE JULY 2, 2007

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following information is added to the sections entitled “Portfolio Managers” in each prospectus:

Fred Copper, CFA serves as portfolio co-manager of the International and International Equity Funds and is primarily responsible for the day-to-day management of these Funds along with portfolio co-managers, David J. Linehan and Donald Elefson. Mr. Copper has been associated with U.S. Trust since July, 2007 and has been associated with Columbia Management Advisors, LLC since September, 2005. U.S. Trust and Columbia Management Advisors, LLC are each wholly-owned subsidiaries of Bank of America. Prior to September, 2005, Mr. Copper was a senior vice president with Putman Investments from March, 2001 to September, 2005.

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INT-47/133718-0707

EXCELSIOR FUNDS, INC.	EXCELSIOR FUNDS TRUST

International Fund	International Equity Fund

Supplement dated July 6, 2007	Supplement dated July 6, 2007
Statement of Additional Information,	Statement of Additional Information,
dated July 1, 2007	dated July 1, 2007

THE INFORMATION SET FORTH BELOW IS EFFECTIVE JULY 2, 2007

This supplement provides new and additional information beyond that contained in the Statements of Additional Information and should be read in conjunction with the Statements of Additional Information.

The following information is added to the sections entitled “Portfolio Managers” in each Statement of Additional Information:

1.	The following is added to the tables in the sections entitled “Management of Other Accounts”:

	Number of Other Accounts Managed and Total Assets by Account Type $(000)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fred Copper	6	1	7	—	—	—
	$1,930,000	$523,000	$205,500	—	—	—

2.	The following is added to the end of the sections entitled “Compensation”:

Mr. Copper receives all of his compensation from the Columbia Management Advisors, LLC and its parent company, Columbia Management Group, LLC in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management Advisors, LLC generally considers the one-, three- and five- year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the benchmarks and peer groups noted below, emphasizing each manager’s three- and five- year performance. Columbia Management Advisors, LLC may also consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Portfolio Manager	Performance Benchmark	Peer Group
Fred Copper	MSCI EAFE Net*	Morningstar Foreign Stock Category

*	Morgan Stanley Capital International Europe Australasia and Far East Net Index.

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia Management Advisors, LLC’s profitability for the year, which is influenced by assets under management.

3.	The following is added to the tables in the sections entitled “Ownership of Fund Securities”:

Dollar Value of Shares Owned Beneficially as of March 31, 2007*
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M
Fred Copper	International Fund	X
	International Equity Fund	X

*	“Beneficial ownership” includes shares owned by an “immediate family member” (any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and adoptive relationships).

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INT-50/133818-0707